[LOGO OF VESTAUR]

Vestaur Securities, Inc.

--------------------------------------------------------------------------------
                                  SEMI-ANNUAL
                                     REPORT
                                TO SHAREHOLDERS
                                  May 31, 2000

--------------------------------------------------------------------------------

BOARD OF DIRECTORS                     OFFICERS

Glen T. Insley                         Glen T. Insley
                                        Chairman
Steven S. Elbaum
                                       Dung Vukhac
Paul B. Fay, Jr.                        President

Robert F. Gurnee                       J.P. Weaver
                                        Vice President and Secretary
John C. Jansing
                                       Carol Kosel
Charles P. Pizzi                        Treasurer

Philip R. Reynolds                     Brian McCarthy
                                        Assistant Treasurer
Marciarose Shestack

Robert E. Shultz


ADVISOR

[LOGO OF FIRST UNION]

First Union National Bank

VESTAUR SECURITIES, INC.                                   -----------------
First Capital Group/First Union                                Bulk Rate
123 South Broad Street, 2nd Floor                             U.S. Postage
Philadelphia, PA 19109                                           PAID
                                                             Permit No. 19
                                                               Hudson, MA
                                                           -----------------

Vestaur Securities, Inc.
Shareholder Letter

                                                    [LOGO OF VESTAUR SECURITIES]

Semi-Annual Report, period ended May 31, 2000

Dear Fellow Shareholders:

 High volatility and divergent sector performances characterized the bond market during the first half of the Vestaur Securities, Inc.'s ("the Company") fiscal year. Much stronger than expected economic growth, a drum tight labor market and a deteriorating inflation outlook prompted the Federal Reserve to tighten policy three times during the first half of the Company's fiscal year, raising the Federal funds rate by a total of 100 basis points to 6.5%. Anticipating a much more aggressive monetary policy, treasury yields rose across the board by as much as 60 basis points in December and January. Yield on the benchmark 30-year treasury bond peaked at 6.75% in late January before plunging to a low of 5.67% in early April in response to the launch of the bond buy back program by the Treasury Department and sharp corrections of the equity market.

 With the exception of the long-term Treasury bond sector, which posted an impressive total return of 5.23%, all other fixed income securities suffered a net decline in market price over the period under review. Yield on the benchmark ten-year treasury notes rose 8 basis points to 6.27% while the yield on the benchmark two-year note rose by as much as 66 basis points to 6.67%. Treasuries outperformed all spread sectors by a wide margin as yield spreads widened to levels not seen since the height of the Asian financial crisis in 1998. Agency debts came under pressure as both the Treasury and the Federal Reserve signaled their support for a revisit of the special status of obligations issued by Government Sponsored Enterprises (GSEs). Corporate bonds were handicapped by relative supply, a weak equity market, the negative impact of the inverted treasury curve on swap spreads and growing fear of a hard landing for the economy should the Federal Reserve decide to slam the monetary brake. Among credit sectors, high grade posted the best performance and high yield the worst.

 At this writing, the bond market has taken on a much more constructive tone. Much weaker than expected economic data released since mid-May has given rise to hope that a soft landing may be at hand and the Federal Reserve may be close to the end of its tightening cycle. Retail sales have declined both in April and May, led by sharp downturn in the big-ticket durable goods category. GM, Ford and Daimler Chrysler all reported much weaker than expected domestic sales in June. The National Association of Purchasing Managers Composite Index, a closely watched indicator of manufacturing activity, registered the fourth straight lower reading in June, falling to 51.8%. While May employment and unemployment statistics were too weak to be credible, the four week average of new unemployment claims have drifted above 300,000, up from an average of 283,000 year to date.

 While bond yields may have seen their highs for the year, we think that it is premature to conclude that the Federal Reserve has finished its task of reigning in economic growth. In both 1998 and 1999, economic activity slowed sharply in the second quarter only to re-accelerate in the second half of the year. We suspect that a similar scenario will unfold abetted by the recent decline in long-term interest rates and increased government spending in an election year, prompting the Federal Reserve to tighten policy again. Nevertheless, the magnitude of the rebound in GDP growth should be more muted due to a less exuberant equity market and the dampening effect of already high rates on interest-sensitive sectors of the economy, leading to a soft landing in 2001.

 Despite significant risk of still higher short-term interest rates in the coming months, we remain constructive on the outlook for the bond market longer term. The Federal Reserve's vigilance should keep inflation expectation in check while the prospect of rising Federal budget surplus should provide the bond market with strong technical support in the years ahead. Consequently, we would consider any market sell-off as fresh opportunities to lock in attractive inflation-adjusted yields.

 The net assets of the Company on May 31, 2000 were $90,488,931 or $13.32 per share compared to $94,268,632 or $13.88 per share on November 30,1999 reflecting the sharp increase in corporate bond yields over the past six months. At the May 10, 2000 Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of 26 cents per share. This dividend is payable on July 17, 2000 to shareholders of record on June 30, 2000. We would like to inform you that effective May 10, 2000, John P. Weaver, Vice President of the Company, assumed the additional roles of Secretary and lead Portfolio Manager.

 Your investment portfolio continues to be managed by First Capital Group with the primary objective of maintaining a high level of current income through a diversified portfolio of fixed income securities. We would like to take this opportunity to thank you for your support in our effort at the annual meeting to update the Company's investment guidelines and look forward to providing you with excellent investment services as in the past. Thank you for your continued investment in Vestaur Securities, Inc.

Sincerely,

/s/ Glen T. Insley

Glen T. Insley, CFA
Chairman of the Board
July 7, 2000

                            SCHEDULE OF INVESTMENTS
                            May 31, 2000 (unaudited)

 Principal
   Amount                                                              Value

 LONG-TERM BONDS AND NOTES - 96.7%
            TELECOMMUNICATION SERVICES & EQUIPMENT - 16.9%
 $3,000,000 AT&T Corp. 8.35% 1/15/2025...........................   $ 2,812,890
  1,500,000 AT&T Corp. 8.625% 12/1/2031..........................     1,423,440
  1,000,000 Global Crossing, Ltd. 9.125% 11/15/2006..............       940,000
  1,900,000 Metromedia Fiber Network, Inc. 10.00% 11/15/2008.....     1,809,750
  1,100,000 Metromedia Fiber Network, Inc. 10.00% 12/15/2009.....     1,050,500
  3,000,000 Nextlink Communications, Inc. 10.75% 6/1/2009........     2,880,000
  1,000,000 SBC Communications, Inc. 8.70% 6/15/2001.............     1,009,900
    350,000 Vodafone Airtouch, PLC 7.75% 2/15/2010...............       335,181
  3,000,000 Williams Communications Group, Inc. 10.875%
             10/1/2009...........................................     3,000,000
                                                                    -----------
                                                                     15,261,661
                                                                    -----------
            BROADCASTING & MEDIA - 16.0%
  2,000,000 Chancellor Media Corp. 8.75% 6/15/2007...............     2,000,000
  2,000,000 Comcast Corp. 9.125% 10/15/2006......................     2,068,480
  1,960,000 Comcast Corp. 10.25% 10/15/2001......................     2,023,014
  1,150,000 Lenfest Communications, Inc. 8.375% 11/1/2005........     1,149,643
  2,000,000 Seagram Ltd. 8.35% 1/15/2022.........................     1,788,460
  4,200,000 Time Warner, Inc. 9.125% 1/15/2013...................     4,432,806
  1,000,000 Viacom, Inc. 10.25% 9/15/2001........................     1,027,770
                                                                    -----------
                                                                     14,490,173
                                                                    -----------
            U.S. GOVERNMENT AGENCIES - 10.9%
  2,700,000 FNMA 8.90% 6/12/2000.................................     2,702,106
  1,814,320 FNMA 9.00% 2/1/2025..................................     1,864,178
    883,243 FNMA 10.00% 4/1/2021.................................       927,687
    881,234 GNMA 8.00% 3/15/2022 - 8/15/2024.....................       885,085
    749,290 GNMA 8.25% 5/15/2020.................................       760,349
  1,510,486 GNMA 8.50% 10/15/2024 - 1/15/2027....................     1,539,152
    405,318 GNMA 9.00% 12/15/2019 - 3/15/2021....................       419,718
    281,372 GNMA 9.50% 5/15/2019 - 6/15/2020.....................       295,216
    311,838 GNMA 10.00% 1/15/2019 - 4/15/2020....................       332,203
    132,263 GNMA 10.50% 4/15/2019 - 5/15/2019....................       143,092
                                                                    -----------
                                                                      9,868,786
                                                                    -----------
            OIL & ENERGY - 9.5%
  1,750,000 Atlantic Richfield Co. 10.875% 7/15/2005.............     1,993,390
  2,000,000 Diamond Shamrock Inc. 8.00% 4/1/2023.................     1,907,260
  3,150,000 Occidental Petroleum Corp. 8.45% 2/15/2029...........     3,047,373
  1,500,000 Pennzoil Co. 10.125% 11/15/2009......................     1,621,155
                                                                    -----------
                                                                      8,569,178
                                                                    -----------
            PUBLIC UTILITIES - 7.5%
  1,143,000 Niagara Mohawk Power Corp. 8.75% 4/1/2022............     1,125,283
  2,494,000 Niagara Mohawk Power Corp. 9.75% 11/1/2005...........     2,631,569
  2,000,000 Texas Utilities Electric Co. 8.50% 8/1/2024..........     2,026,660
  1,000,000 Texas Utilities Electric Co. 8.75% 11/1/2023.........     1,044,860
                                                                    -----------
                                                                      6,828,372
                                                                    -----------
            FINANCE & INSURANCE - 5.2%
  1,000,000 CIGNA Corp. 8.30% 1/15/2033..........................       958,750
  1,055,000 CIGNA Corp. 8.75% 10/1/2001..........................     1,065,350
  2,600,000 GMAC 9.625% 12/15/2001...............................     2,661,620
                                                                    -----------
                                                                      4,685,720
                                                                    -----------
            PAPER & PACKAGING - 4.3%
  4,400,000 Georgia Pacific Corp. 8.125% 6/15/2023...............     3,927,484
                                                                    -----------

                            May 31, 2000 (unaudited)

 Principal
   Amount                                                              Value

 LONG-TERM BONDS AND NOTES - Continued
            TRANSPORTATION - 4.1%
 $2,000,000 Burlington Northern, Inc. 7.50% 7/15/2023............   $ 1,796,960
  1,800,000 Federal Express Corp. 9.65% 6/15/2012................     1,898,784
                                                                    -----------
                                                                      3,695,744
                                                                    -----------
            CHEMICAL & AGRICULTURAL PRODUCTS - 3.9%
  3,500,000 Air Products & Chemicals, Inc. 8.875% 8/1/2001.......     3,548,230
                                                                    -----------
            RETAILING & WHOLESALE - 3.9%
  1,000,000 Dayton Hudson Corp. 9.25% 3/1/2006...................     1,012,210
    450,000 Dayton Hudson Corp. 10.00% 12/1/2000.................       456,282
  2,000,000 Wal-Mart Stores, Inc. 8.625% 4/1/2001................     2,022,760
                                                                    -----------
                                                                      3,491,252
                                                                    -----------
            TRUST PREFERRED - 3.7%
  4,000,000 MBNA Capital 8.278% 12/1/2026........................     3,359,840
                                                                    -----------
            AEROSPACE & DEFENSE - 3.2%
  3,000,000 Northrop Grumman Corp. 9.375% 10/15/2024.............     2,852,700
                                                                    -----------
            CANADIAN BONDS - 2.7%
  2,500,000 Rogers Cablesystems Ltd. 9.625% 8/1/2002.............     2,475,000
                                                                    -----------
            INTERNET SOFTWARE & SERVICES - 2.2%
  1,000,000 PSI Net, Inc. 11.00% 8/1/2009........................       905,000
  1,000,000 Verio, Inc. 10.625% 11/15/2009.......................     1,105,000
                                                                    -----------
                                                                      2,010,000
                                                                    -----------
            INDUSTRIAL & CONGLOMERATE - 1.5%
  1,560,000 USA Waste Service, Inc. 7.125% 10/1/2007.............     1,364,095
                                                                    -----------
            IRON & STEEL - 1.2%
  1,000,000 USX Marathon Group 9.375% 2/15/2012..................     1,055,560
                                                                    -----------
            RESIDENTIAL SECURITIES - 0.0%
      9,332 Residential Mortgages (first and second),
             Participation, 8.375% Average Yield, 2 Year Average
             Maturity, Acquired 12/29/1977.......................         8,769
                                                                    -----------
            Total Long-Term Bonds and Notes (Cost $93,771,872)...    87,492,564
                                                                    -----------

 SHORT-TERM INVESTMENTS - 0.8%
            COMMERCIAL PAPER - 0.8% (cost $726,868)
    727,000 Stellar Funding Group 6.55% 6/2/2000...........              726,868
                                                                     -----------
            Total Investments (Cost $94,498,740)...........    97.5%  88,219,432
            Other Assets and Liabilities (Net).............     2.5    2,269,499
                                                              -----  -----------
            Net Assets.....................................   100.0% $90,488,931
                                                              =====  ===========
            SUMMARY OF ABBREVIATIONS
 FNMA       Federal National Mortgage Association
 GMAC       General Motors Acceptance Corp.
 GNMA       Government National Mortgage Association

                       See Notes to Financial Statements.

 STATEMENT OF ASSETS AND LIABILITIES

 Six Months Ended May 31, 2000 (unaudited)

ASSETS
  Identified cost of securities...................................  $94,498,740
  Net unrealized loss on securities...............................   (6,279,308)
                                                                    -----------
  Market value of securities......................................   88,219,432
  Cash............................................................          763
  Interest receivable.............................................    2,322,491
  Prepaid expenses and other assets...............................       15,273
                                                                    -----------
  Total assets....................................................   90,557,959
                                                                    -----------
LIABILITIES
  Advisory fee payable............................................       54,594
  Accrued expenses and other liabilities..........................       14,434
                                                                    -----------
  Total liabilities...............................................       69,028
                                                                    -----------
NET ASSETS........................................................  $90,488,931
                                                                    ===========
NET ASSETS REPRESENTED BY
  Common stock, par value $0.01 per share, 10,000,000 shares
   authorized, 6,794,105 shares issued and outstanding............  $    67,941
  Capital in excess of par value..................................   97,460,998
  Undistributed net investment income.............................      284,067
  Accumulated net realized losses on investments..................   (1,044,767)
  Net unrealized gains or losses on investments...................   (6,279,308)
                                                                    -----------
  Total net assets................................................  $90,488,931
                                                                    ===========
SHARES OUTSTANDING................................................    6,794,105
                                                                    -----------
NET ASSET VALUE PER SHARE.........................................  $     13.32
                                                                    -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

 Six Months Ended May 31, 2000 (unaudited)

INVESTMENT INCOME
  Interest........................................................  $ 4,067,949
EXPENSES
  Advisory fee....................................................      335,677
  Directors' fees and expenses....................................       35,101
  Professional fees...............................................       23,151
  Printing expenses...............................................       21,376
  Custodian fee...................................................       13,172
  Other...........................................................       24,771
                                                                    -----------
  Total expenses..................................................      453,248
  Less: Expense reductions........................................         (519)
                                                                    -----------
  Net expenses....................................................      452,729
                                                                    -----------
NET INVESTMENT INCOME.............................................    3,615,220
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses on investments..............................     (102,699)
  Net change in unrealized losses on investments..................   (3,759,289)
                                                                    -----------
  Net realized and unrealized losses on investments...............   (3,861,988)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $  (246,768)
                                                                    ===========

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                                  Six Months         Year
                                                    Ended            Ended
                                                 May 31, 2000  November 30, 1999
                                                 ------------  -----------------
                                                 (unaudited)
OPERATIONS
 Net investment income.........................  $ 3,615,220      $ 6,965,956
 Net realized losses on investments............     (102,699)        (899,961)
 Net change in unrealized losses on
  investments..................................   (3,759,289)      (4,907,289)
                                                 -----------      -----------
 Net increase (decrease) in net assets
  resulting from operations....................     (246,768)       1,158,706
                                                 -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income.........................   (3,532,933)      (7,022,889)
CAPITAL SHARE TRANSACTIONS
 Net asset value of common shares issued under
  the Automatic Dividend Investment Plan.......            0        1,018,019
                                                 -----------      -----------
TOTAL DECREASE IN NET ASSETS...................   (3,779,701)      (4,846,164)
NET ASSETS
 Beginning of period...........................   94,268,632       99,114,796
                                                 -----------      -----------
 End of period.................................  $90,488,931      $94,268,632
                                                 ===========      ===========
Undistributed net investment income............  $   284,067      $   201,780
                                                 ===========      ===========

                       See Notes to Financial Statements
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS -  The following table includes selected data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.

                            Six Months                Year Ended November 30,
                              Ended          -----------------------------------------------------
                           May 31, 2000       1999        1998 (d)       1997     1996      1995
                           ------------      -------      --------      -------  -------  --------
                           (unaudited)
Net asset value beginning
 of period...............    $ 13.88         $ 14.74      $ 14.82       $ 14.72  $ 15.17  $  13.58
                             -------         -------      -------       -------  -------  --------
Income from investment
 operations
Net investment income....       0.53            1.03         1.05          1.07     1.08      1.09
Net realized and
 unrealized gains or
 losses on investments...      (0.57)          (0.85)       (0.06)         0.11    (0.39)     1.63
                             -------         -------      -------       -------  -------  --------
Total from investment
 operations..............      (0.04)           0.18         0.99          1.18     0.69      2.72
Less distributions from:
Net investment income....      (0.52)          (1.04)       (1.04)        (1.08)   (1.09)    (1.08)
Net realized gains.......          0               0        (0.03)            0    (0.05)    (0.05)
                             -------         -------      -------       -------  -------  --------
Total distributions to
 shareholders............      (0.52)          (1.04)       (1.07)        (1.08)   (1.14)    (1.13)
                             -------         -------      -------       -------  -------  --------
Net asset value, end of
 period..................    $ 13.32         $ 13.88      $ 14.74       $ 14.82  $ 14.72  $  15.17
                             =======         =======      =======       =======  =======  ========
Market value, end of
 period..................    $ 11.94         $ 12.75      $ 14.94       $ 14.06  $ 13.50  $ 13.625
                             =======         =======      =======       =======  =======  ========
Total Return
 Based on net asset value
  (a)....................      (0.31%)          1.29%        6.90%         8.50%    4.91%    20.93%
 Based on market value
  (b)....................      (2.53%)         (8.12%)      14.19%        12.58%    7.69%    19.76%
Ratios/supplemental data
Net assets end of period
 (in thousands)..........    $90,489         $94,269      $99,115       $98,594  $97,907  $100,938
                             =======         =======      =======       =======  =======  ========
Ratios to average net
 assets
 Expenses................       0.98% + (c)     1.00% (c)    0.97% (c)      0.9%     0.9%      0.9%
 Net investment income...       7.84% +         7.25%        7.13%          7.4%     7.4%      7.6%
Portfolio turnover rate..          4%             42%          43%           33%      47%       39%

(a) The net asset value total return is based on the net asset value on the first and last day of each period. Dividends and other distributions are reinvested at the ex-date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company.
(b) The market value total return is based on the market value on the first and last day of each period and computed on a similar basis as above, except the dividends and other distributions are reinvested at prices obtained by the Company's dividend reinvestment plan.
(c) The ratio of expenses to average net assets includes expense reductions. Excluding expense reductions, the ratio is the same.
(d) Effective April 28, 1998, First Union National Bank became the investment advisor. Prior to that date, CoreStates Investment Advisors was the investment advisor.
 +  Annualized

                      See Notes to Financial Statements.

                           Vestaur Securities, Inc.
                   NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

 Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality.

 The following is a summary of significant accounting policies consistently followed by the Company in the preperation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  (a)Valuation of Securities -

Corporate bonds, U.S. government obligations, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

  (b)Repurchase Agreements -

The Company may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Company's behalf. The Company monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

  (c)Security Transactions and Investment Income -

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  (d)Federal Taxes -

The Company has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code" ). Thus, the Company will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Company also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Company's policy not to distribute such gains.

  (e)Distributions -

Distributions from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Shareholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT

 First Union National Bank ("FUNB"), a subsidiary of First Union, is the investment advisor for the Company and is paid a management fee that is computed and paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company's average monthly net assets plus 2.50% of the Company's investment income.

 Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

 The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the six months ended May 31, 2000 and year ended November 31, 1999 the Company issued 0 and 71,640 shares, respectively of common stock.

NOTE 4 - SECURITIES TRANSACTIONS

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended May 31, 2000:

                                                            Cost of    Proceeds
                                                           Purchases  from Sales
                                                           ---------- ----------
   Non-U.S. Government.................................... $3,752,022 $3,774,615
   U.S. Government........................................          0    658,758

 As of November 30, 1999, the Company has a $942,068 capital loss carryforward for federal income tax purposes of which $46,223 expires in 2006 and $895,845 expires in 2007.

NOTE 5 - EXPENSE REDUCTIONS

 The Company has entered into an expense offset arrangement with its custodian where by credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's related expenses. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

NOTE 6 - SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

 On May 10, 2000, the Company declared a dividend of $0.26 per share which will be payable on July 17, 2000 to shareholders of record as of June 30, 2000.

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ADDITIONAL INFORMATION (unaudited)

On May 10, 2000 the Annual meeting of shareholders of the Company was held to consider a number of proposals. On March 22, 2000, the record date of the meeting, the Company had

Record Date Shares Outstanding      6,794,105
Shares represented at meeting       5,522,384
Percentage of record date shares
 represented at the meeting            81.282%

The votes recorded at the meeting, by proposal, were as follows:

Proposal 1 - Election of Directors:
Shares voted "For"                  5,461,446
Shares voted "Against"                      0
Shares voted "Abstain"                 60,938

Proposal 2 - Ratification of auditors:
Shares voted "For"                  5,451,323
Shares voted "Against"                 21,258
Shares voted "Abstain"                 49,803

On May 31, 2000 the shareholders reconvened to consider the following proposal. On May 22, 2000, the record date of the meeting, the Company had

Record Date Shares Outstanding      6,794,105
Shares represented at meeting       5,574,963
Percentage of record date
 shares represented at the
 meeting                               82.056%

The votes recorded at the meeting were as follows:

Proposal 3 - Change Investment Objective:
Shares voted "For"                  3,559,444
Shares voted "Against"                 65,899
Shares voted "Abstain"                100,168
Shares Not Voted                    1,849,452

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                           Custodian                 Shareholder Relations
 State Street Bank and Trust Company                            EquiServe,
                            Box 9021          First Chicago Trust Division
               Boston, MA 02205-9827                         P.O. Box 2500
                                                Jersey City, NJ 07303-2500
 Transfer Agent, Dividend Disbursing                        (201) 324-0313
                   Agent & Registrar
                          EquiServe,       Common Stock listed on New York
        First Chicago Trust Division           Stock Exchange, Symbol VES.
                       P.O. Box 2500
          Jersey City, NJ 07303-2500
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